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Scudder Variable Series II


o    Scudder Large Cap Value Portfolio

Supplement to the currently effective prospectuses


The following revises "The Portfolio Managers" section of the prospectuses.


The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi                                          Steve Scrudato
Managing Director of Deutsche Asset Management           CFA, Director of Deutsche Asset Management and
and Lead Manager of the portfolio.                       Manager of the portfolio.
  o   Joined Deutsche Asset Management in 1996             o  Joined Deutsche Asset Management in 2000 as a portfolio
      and the portfolio in 1997.                              specialist, Large Cap Value:  New York.
  o   Over 32 years of investment industry experience.     o  Prior to that, 11 years of experience as a product
  o   MBA, Hofstra University.                                specialist  and client  service  executive  at Dreyfus Investment
                                                              Advisors  and various  investment  consulting  and manager research positions at Diversified Investment Advisors
                                                              and PaineWebber.
                                                           o  Joined the portfolio in 2004.



               Please Retain This Supplement for Future Reference

July 14, 2004
SVS2-3601